UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2023

CHS Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-36079

Minnesota			41-0251095
(State or Other Jurisdiction of Incorporation)			(IRS Employer Identification No.)
5500 Cenex Drive
Inver Grove Heights,		Minnesota	55077
(Address of principal executive offices, including zip code)
	(651)	355-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8% Cumulative Redeemable Preferred Stock	CHSCP	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 1	CHSCO	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 2	CHSCN	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 3	CHSCM	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 4	CHSCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2023, at the Annual Meeting (the “Annual Meeting”) of the members of CHS Inc. (“CHS”), each of the following directors was re-elected to the Board of Directors of CHS (the “Board”) for a three-year term: C.J. Blew, Scott Cordes, Jon Erickson, Tracy Jones, Dan Schurr and Cortney Wagner. The following directors’ terms of office continued after the Annual Meeting: David Beckman, Hal Clemensen, Mark Farrell, Steve Fritel, Alan Holm, David Johnsrud, David Kayser, Russ Kehl, Jerrad Stroh and Kevin Throener.

Newly elected director Anthony Rossman succeeds former director Perry Meyer, who retired from the Board on December 8, 2023, and will represent CHS members in Region 1, which covers the state of Minnesota. Mr. Rossman co-owns Rossman Farms near Oronoco, Minnesota where he co-manages a cow-calf, hog nursery, corn, soybean, small grains and cannery crop operation that focuses on conservation practices aimed at improving water quality. Mr. Rossman has been a member of the Board of Directors of Greenway Co-Op/CHS Rochester since 2008. Mr. Rossman is an active member of the Minnesota Corn Growers Association and the Minnesota Soybean Growers Association. Mr. Rossman holds a Bachelor of Science degree in Animal Science from North Dakota State University. Mr. Rossman has been appointed to the Board’s Audit Committee and to the CHS Foundation Board of Trustees.

For a description of the compensatory plans and arrangements to which Mr. Rossman is a party, or in which he participates, as a result of his election to the Board, please see “Director Compensation” in Item 11, Executive Compensation, of CHS’s Annual Report on Form 10-K for the year ended August 31, 2023, which CHS filed with the U.S. Securities and Exchange Commission on November 8, 2023.

Because CHS directors must be active patrons of CHS, or of an affiliated association, transactions between CHS and its directors are customary and expected. Transactions include the sales of commodities to CHS and the purchases of products and services from CHS, as well as patronage refunds and equity redemptions received from CHS. Since September 1, 2022, the value of those transactions between Mr. Rossman (and his immediate family members, which include any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing his household) and CHS has equaled approximately $3,132,000.

On December 8, 2023, following the Annual Meeting, the Board held its annual organizational meeting, at which each of the following Board officers was elected for a one-year term: Dan Schurr was re-elected Chairman of the Board; C.J. Blew was elected as First Vice Chairman of the Board; Scott Cordes was elected as Second Vice Chairman of the Board; Russell Kehl was re-elected as Secretary-Treasurer of the Board; and Al Holm was re-elected as Assistant Secretary-Treasurer of the Board.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the members of CHS approved amendments (the “Amendments”) to CHS’s bylaws (the “Bylaws”) to: (1) decrease the number of representative directors in Region 1 from four to three directors and increase the number of representative directors in Region 7 from one to two directors; (2) provide that dividends paid by CHS, including dividends paid with respect to CHS preferred stock, will be deducted when calculating the net income or net loss of an allocation unit from patronage business; and (3) provide the Board with the authority to add an additional amount of patronage income not to exceed 35% to the capital reserve to provide additional reserves for the needs of CHS’s business. The Amendment to the Bylaws described above in (1) became effective on December 8, 2023, and the Amendments to the Bylaws described above in (2) and (3) will become effective on September 1, 2024.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Bylaws, as amended by the Amendments, a copy of which is attached as Exhibit 3.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 11, 2023, CHS issued a press release announcing the results of the election of directors to the Board and the approval of the Amendments. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information set forth in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of CHS Inc.
99.1	Press Release dated December 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

Date: December 11, 2023	By:	/s/ Olivia Nelligan
Olivia Nelligan
Executive Vice President, Chief Financial Officer and Chief Strategy Officer